UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-10898 (Commission File Number)	41-0518860 (IRS Employer Identification No.)

485 Lexington Avenue
 New York, New York 10017
(Address of principal executive offices) (Zip code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

e)  On May 24, 2023, the shareholders of The Travelers Companies, Inc. (the “Company”) approved the Company’s 2023 Stock Incentive Plan (the “2023 Stock Incentive Plan”).

The 2023 Stock Incentive Plan authorizes the Compensation Committee of the Board of Directors of the Company to grant to employees, non-employee directors, consultants and other service providers of the Company and its affiliates incentive-based compensation in the form of Company common stock.

The material terms of the 2023 Stock Incentive Plan are described in the Company’s definitive Proxy Statement, dated April 7, 2023, under the heading “Item 5 — The Travelers Companies, Inc. 2023 Stock Incentive Plan”, which description is incorporated herein by reference. The descriptions of the 2023 Stock Incentive Plan contained herein and in the Company’s definitive Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the 2023 Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 24, 2023. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated April 7, 2023. Below are the final voting results.

Item 1 — Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Alan L. Beller	177,604,743	8,607,302	363,358	18,924,822
Janet M. Dolan	175,658,560	10,576,162	340,681	18,924,822
Russell G. Golden	184,779,908	1,436,091	359,404	18,924,822
Patricia L. Higgins	177,878,682	8,354,959	341,762	18,924,822
William J. Kane	180,350,302	5,858,984	366,117	18,924,822
Thomas B. Leonardi	178,894,454	7,318,960	361,989	18,924,822
Clarence Otis Jr.	174,038,260	12,186,682	350,461	18,924,822
Elizabeth E. Robinson	178,868,645	7,363,618	343,140	18,924,822
Philip T. Ruegger III	177,479,733	8,729,661	366,009	18,924,822
Rafael Santana	179,747,423	6,467,827	360,153	18,924,822
Todd C. Schermerhorn	184,983,199	1,234,194	358,010	18,924,822
Alan D. Schnitzer	176,836,080	8,835,020	904,303	18,924,822
Laurie J. Thomsen	177,992,563	8,232,555	350,285	18,924,822
Bridget van Kralingen	184,949,733	1,266,821	358,849	18,924,822

Item 2 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
197,181,751	7,950,049	368,425	0

Item 3 — Non-Binding Vote on the Frequency of Future Votes to Approve Executive Compensation

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
181,450,994	287,783	4,359,206	477,420	18,924,822

Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Board of Directors of the Company has determined that future non-binding votes of shareholders to approve the compensation of the named executive officers will be submitted annually to the Company’s shareholders until the next non-binding shareholder vote on the frequency of shareholder votes to approve executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding votes.

Item 4 — Non-Binding Vote to Approve Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
159,725,449	26,087,701	762,253	18,924,822

Item 5 — Approval of The Travelers Companies, Inc. 2023 Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
176,156,909	9,866,272	552,222	18,924,822

Item 6 — Shareholder Proposal Relating to the Issuance of a Report on GHG Emissions

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,071,101	157,646,874	1,857,428	18,924,822

Item 7 — Shareholder Proposal Relating to Policies regarding Fossil Fuel Supplies

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,215,317	167,989,223	2,370,863	18,924,822

Item 8 — Shareholder Proposal Relating to Conducting a Racial Equity Audit

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
65,194,392	119,414,350	1,966,661	18,924,822

Item 9 — Shareholder Proposal Relating to the Issuance of a Report on Insuring Law Enforcement

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,117,273	160,958,106	6,500,024	18,924,822

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	The Travelers Companies, Inc. 2023 Stock Incentive Plan was filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-8 (Registration No. 333-272161) dated May 24, 2023, and is incorporated herein by reference.

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Christine K. Kalla
Name: Christine K. Kalla
Title: Executive Vice President and General Counsel

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